UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 26, 2000




                             Ableauctions.com, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Florida                    000-28179                 Not Available
------------------------    -----------------------    -------------------------
(State of incorporation)    (Commission file number)        (I.R.S. Employer
                                                           Identification No.)


                              7303 East Earll Drive
                            Scottsdale, Arizona 85251
       -------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (602) 224-3731



                                 Not Applicable
       -------------------------------------------------------------------
             (Former name or address, if changed since last report)

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.


     Pursuant to a share purchase agreement dated for reference July 14, 2000, Ableauctions.com, Inc., a Florida corporation (the "Registrant"), acquired all of the common stock of Johnston's Surplus Office Systems Ltd., a company incorporated under the laws of British Columbia ("Johnston's"), from Brett Johnston and One Day Holdings Ltd., a company incorporated under the laws of British Columbia (the "Vendors"). The Registrant agreed to purchase Johnston's from the Vendors for the following consideration:

     (a)  $500,000 in cash; and

     (b) the balance of $513,410 by issuing the Vendors 68,182 shares of common stock of the Purchaser at a deemed price of $7.53 per share.

     In connection with the Registrant's acquisition of Johnston's, the Registrant, through its subsidiaries Surplus Office Systems, LLC, a Washington limited liability company, and Able Auctions (1991) Ltd., a company incorporated under the laws of British Columbia entered into a separate employment agreement dated July, 2000 with Brett Johnston, under which the Registrant agreed to employ Mr. Johnston to manage the Registrant's San Francisco Bay Area operations for a term of three years. Under the employment agreement, the Registrant agreed to pay Mr. Johnston a salary of $125,000 per year and a bonus of 2% of the gross sales from its operations in the Registrant's San Francisco Bay Area operations (to the extent such sales exceed $6,250,000). The Registrant also agreed to grant Mr. Johnston stock option under its 1999 stock option plan exercisable to acquire up to 100,000 shares of the Registrant's common stock at $8.66 per share, vesting over three years.

     The acquisition closed on July 26, 2000.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of the Business Acquired.

          Not Applicable

     (b)  Pro Forma Financial Information.

          Not Applicable

     (c)  Exhibits

Exhibit
Number         Description
------         -----------

 2.1 Share Purchase Agreement among Ableauctions.com, Inc., Johnston's Surplus Office Systems Ltd., Brett Johnston and One Day Holdings Ltd. dated as of July 14, 2000 (without schedules or exhibits).(1)

10.1 Employment Agreement between Brett Johnston, Surplus Office Systems, LLC, and Able Auctions (1991) Ltd. dated as of July 26, 2000 (without schedules or exhibits).(1)
-------------

(1) Ableauctions.com, Inc. agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.

                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the duly authorized undersigned.


                                        Ableauctions.com, Inc.


August 10, 2000                         /s/ Abdul Ladha
---------------                         ----------------------------------------
(Date)                                  Abdul Ladha, President and Director

                                  EXHIBIT INDEX


Number         Description
------         -----------

 2.1 Share Purchase Agreement among Ableauctions.com, Inc., Johnston's Surplus Office Systems Ltd., Brett Johnston and One Day Holdings Ltd. dated as of July 14, 2000 (without schedules or exhibits).(1)

10.1 Employment Agreement between Brett Johnston, Surplus Office Systems, LLC, and Able Auctions (1991) Ltd. dated as of July 26, 2000 (without schedules or exhibits).(1)
-------------

(1) Ableauctions.com, Inc. agrees to supplementally furnish a copy of any omitted schedule or exhibit to the Securities and Exchange Commission upon request.